EXHIBIT 10.10

EMPLOYEE BONUS PLAN OF

FRONT PORCH DIGITAL INC.

1. Purpose of the Plan. The purpose of this Plan (the "Plan") is to promote the interests of Front Porch Digital Inc. (the "Company") and its shareholders by permitting the Company to award bonuses in cash or in shares of its Common Stock, $.001 par value ("Common Stock"), or a combination thereof, at the option of the Company, to key employees (whether or not full-time employees), including without limitation, officers, executives and managers of the Company and its subsidiaries, in order to reward such employees for their successful efforts in attaining objectives beneficial to the growth and profitability of the Company and to retain their services. The Plan does not preclude the award of cash bonuses outside of the Plan.

2. Stock Subject to the Plan. Bonuses may be awarded under the Plan in the aggregate of not more than 2,000,000 shares, subject to adjustment as hereinafter provided, of Common Stock, which shares may, in the discretion of the Board of Directors, consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company.

3. Administration of the Plan. The Plan shall be administered by either the Board of Directors or the Compensation Committee thereof (the "Committee"), consisting of at least three members of the Board of Directors. Members of the Committee shall be eligible to receive bonuses only if such bonuses are awarded by the Board of Directors. The Committee shall be appointed by, and shall serve at the pleasure of, the Board of Directors. A majority of the members shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by a majority of the members without a meeting, shall be the acts of the Committee.

Subject to the express provisions of the Plan, the Board of Directors or, if acting, the Committee shall have the authority, in its discretion, to determine the individuals to whom, and the time or times at which, bonuses shall be awarded; the number of shares of Common Stock, if any, to be awarded as a bonus; and the other terms and provisions of each bonus. Bonus awards need not be identical and shall be based on the attainment of specified types and combinations of performance measurement criteria, which may differ as to various key employees or classes or categories thereof and from time to time. Such criteria may include, without limitation, the attainment of certain performance levels by, and measured against objectives of, the individual employee, the Company, a department or division, and/or a group or class of employees. Such criteria. together with ranges of bonus amounts (based generally upon a percentage of salary) for which key employees may be eligible, shall be set from time to time by the Board of Directors or the Committee and shall be timely communicated to the eligible employees in advance of the determination of satisfaction of such criteria. The Board of Directors or the Committee shall also decide whether performance criteria have been met (after review by the Company’s Human Resources Department of recommendations of the manager(s) or supervisor(s) of each employee in question), whether and when to award bonuses, time of payment of bonuses, and whether to pay bonuses in cash or in Common Stock or any combination thereof. The Board of Directors or the Committee may also interpret the Plan; prescribe, amend and rescind rules and regulations relating to the Plan; and make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Board of Directors or the Committee, as the case may be, on the matters referred to in this paragraph shall be conclusive.

Requests for copies of the Plan or communications in connection therewith should be addressed to: Front Porch Digital Inc., 1810 Chapel Avenue West, Suite 130, Cherry Hill, New Jersey 08002, Attention: Vice President, Human Resources.

4. Eligibility. The Board of Directors or the Committee, as the case may be, consistent with the purposes of the Plan, may award bonuses from time to time, within five (5) years from the date of adoption of the Plan by the Board of Directors of the Company, to key employees, including, without limitation, officers, executives and managers of the Company or of any of its present or future subsidiary corporations (as defined in Section 425(f) of the Internal Revenue Code of 1986, as same may be amended from time to time, and, at times, called the "Subsidiaries"), and covering such number of shares of Common Stock or amounts of cash as it may determine. The Board of Directors or the Committee, as the case may be, shall determine, from time to time, the applicable dates or periods during or by which employees must be employed by the Company or any Subsidiary in order to be eligible for full or prorated bonus awards hereunder. Employees, including those who have been awarded bonuses under any bonus plans heretofore or hereafter adopted by the Company, may receive any number of bonuses under the Plan.

5. Valuation of Common Stock. The number of shares of Common Stock to be awarded as a bonus shall be equal in value to a fixed cash amount, with the value of such Common Stock computed at the higher of (a) the fair market value of the Common Stock to be awarded on the date of award, or (b) the par value of the Common Stock to be awarded.

6. Awards of Common Stock. Certificates representing any shares of Common Stock awarded shall be issued as promptly as practicable thereafter. The recipient of a bonus award in Common Stock shall not have any rights of a shareholder with respect to the shares awarded thereunder until the date of issuance of a stock certificate to him or her for such shares. In no case may a fraction of a share be awarded or issued under the Plan.

The Board of Directors or the Committee, as the case may be, may determine that the Company will provide and bear the expense of a brokerage mechanism through which employees may immediately upon payment of their bonuses, at the option of each employee, sell shares of Common Stock awarded to them under the Plan, subject to any restrictions against dispositions imposed on officers or like employees under any applicable federal or state securities laws.

7. Termination of Employment. Any eligible employee whose employment has terminated for any reason other than death prior to the end of the bonus measurement period may remain eligible for a full or prorated bonus, or may forfeit his or her bonus in its entirety, in accordance with such terms as may be set for such bonus from time to time by the Board of Directors or the Committee, as the case may be. Bonuses payable shall be paid to the estate or designee of any eligible employee who has died after termination of employment but before payment of the bonus award. In the event that any eligible employee’s employment shall be terminated either (i) for cause, or (ii) without the consent of the Company, his or her eligibility for a bonus under the Plan shall terminate in whole immediately upon termination of employment. Bonuses awarded under the Plan shall not be affected by any change of employment so long as the recipient continues to be an employee of the Company or of any of the Subsidiaries.

8. Death of Employee. If an eligible employee dies while he or she is employed by the Company or any of the Subsidiaries, his or her estate or designee shall be eligible to receive a prorated bonus.

9. Continued Employment. Nothing in the Plan shall confer upon any employee any right to continue in the employ of the Company or the Subsidiaries, or interfere in any way with the right of the Company or the Subsidiaries to terminate his or her employment at any time without liability to the Company or the Subsidiaries.

10. Listing and Registration of Shares. No bonus award of Common Stock may be made under the Plan unless and until the shares subject to such award have been listed, registered and qualified upon any applicable securities exchange or under any applicable state or federal law, including without limitation, the Securities and Exchange Act of 1933, as amended, and the consent or approval of any governmental regulatory body, necessary or desirable as a condition of, or in connection with, the award or issuance of shares hereunder has been obtained.

11. Adjustments Upon Changes in Common Stock. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend or share distribution on all shares of Common Stock, recapitalization, merger, consolidation, spin-off, split-up, combination or exchange of shares, or the like, the aggregate number and kind of shares available under the Plan and the number and kind of shares subject to any outstanding bonus award and the valuation of Common Stock relative to any outstanding bonus award may be appropriately adjusted by the Board of Directors, in its discretion, whose determination shall be conclusive.

12. Amendments and Termination of the Plan. The Board of Directors, without further approval of the shareholders, at any time, may suspend or terminate the Plan or amend it from time to time in such respects as it may deem advisable that do not involve a substantial departure from the principles herein set forth; provided, however, that no amendment shall be effective without prior approval of a majority of the holders of the outstanding shares of Common Stock, which would: (a) except as specified in Paragraph 11, increase the maximum number of shares for which bonuses may be awarded under the Plan; or (b) change the eligibility requirements for individuals entitled to receive bonuses hereunder; or (c) permit bonuses to be awarded under the Plan after the expiration of the Plan. No termination, suspension or amendment of the Plan shall, without the consent of the recipient of an outstanding bonus award, adversely affect his or her rights to such bonus. This Plan shall terminate on March 31, 2006.

13. Non-Transferability of Bonus. No bonus rights under the Plan shall be transferable otherwise than by will or the laws of descent and distribution; and bonuses shall be paid, during the lifetime of eligible employees, only to such employees.

14. Shareholders’ Approval. The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company at the next annual meeting of its shareholders and any bonuses awarded hereunder prior to such approval shall be conditioned thereon.

Front Porch Digital Inc.

March 20, 2001